EXHIBIT 10.2
                    ALLONGE AND ASSIGNMENT OF PROMISSORY NOTE


      1. Assignment. For value received and pursuant to Section 1 of that certain stock purchase agreement (the "Stock Purchase Agreement"), dated as of March 10, 2005, by and among the Purchasers named on Schedule A to this instrument (each an "Assignee" and collectively, the "Assignees"), Castle & Morgan Holdings, Inc., a Delaware corporation ("CSMH"), and Internet Finance International Corp. ("Assignor"), Assignor hereby sells, assigns, transfers and conveys to Assignees in the respective principal amounts specified on Schedule A (with a pro rata portion of all accrued interest and any other amounts owed being similarly assigned) all of the Assignor's rights, title and interest in that certain Promissory Note dated February 26, 2005 made by CSMH in favor of Assignor in the original principal amount of $52,920 whereof is attached hereto marked Exhibit A (the "Promissory Note"), and all accrued interest and payments thereon which are outstanding as of the date of this Assignment (collectively, all such principal, interest and other amounts outstanding under the Promissory Note are referred to herein as "Obligations").

      2. Assignor's Representations. Assignor represents and warrants to Assignee as follows: (a) The Assignor has good, valid and marketable title to the Promissory Note, free and clears from all Security Interests or encumbrances.

                  (b) The Assignor has not assigned, pledged, hypothecated or otherwise encumbered the Promissory Note. Upon delivery of the original Promissory Note and this duly executed assignment to the Purchasers pursuant to this Agreement, the Purchasers will acquire valid title thereto, free and clear of any Security Interests.

                  (c) The Assignor has not received any payments of principal or interest under the Promissory Note, nor has Assignor compromised, forgiven or otherwise reduced the amount of principal and interest due under the Promissory Note.

                  (d) The issuance and delivery of the Promissory Note to the Assignor was duly authorized by all requisite corporate action and the Promissory Note constitutes a legal, valid and binding obligation of the Company and is enforceable with respect to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies.

      3. Acceptance by Assignee. Assignees hereby accept the assignment of the Obligation on the terms and conditions set forth in the Stock Purchase Agreement.


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      IN WITNESS WHEREOF, the parties have executed this Allonge and Assignment
Of Promissory Note to be effective as of the 10th day of March 2005.


ASSIGNEES


  /s/ Peter Zachariou
---------------------------------------
PETER ZACHARIOU, as Purchaser
Representative for the Assignees listed
on Schedule A


ASSIGNOR

INTERNET FINANCE INTERNATIONAL CORP.


By:  /s/ Chris Kern
---------------------
Chris Kern, President

STATE OF NEW YORK       )
                        )  ss.
COUNTY OF SUFOLK        )

      On March 10, 2005, before me, the undersigned, a Notary Public in and for said State, personally appeared CHRIS KERN known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


                                              /s/ Robert L. Davidson
                                            -----------------------------------
                                            Notary Public in and for said State


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                                    EXHIBIT A

                                 Promissory Note

                                 (See Attached)


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                                 LOAN AGREEMENT


This Loan Agreement is hereby made between Internet Finance International Corporation, hereinafter the "Lender" and Castle & Morgan Holdings, Inc., hereinafter the "Borrower" as of this 26th day of February, 2005, the "Loan Date."


LOAN AMOUNT:            Fifty Two Thousand Nine Hundred Twenty U.S. Dollars
                        ($52,920.00)


TERM:                   Due on Demand


ANNUAL PERCENTAGE RATE: Zero Percent (0.0%)


REPAYMENT:              Balloon payment due on demand by Lender subject to
                        ten-day advance written notice by Lender to Borrower.
                        There are no prepayment penalties associated with this loan.


SECURITY/COLLATERAL:    This loan is unsecured


DEFAULT: If for any reason Borrower fails to make payment in full within the term of this Loan, Borrower shall be in default. Lender can then demand immediate payment of the entire remaining unpaid balance of this loan, without giving anyone further notice. If Borrower has not paid the full amount of the Loan when due, Lender will have the right to recalculate the effective annual interest rate based upon 18% per annum from the original Loan Date as the then balance due.


COLLECTION              FEES: If this Loan is placed with an attorney for
                        collection, then Borrower agrees to pay all attorney's fee and costs of collection. Borrower agrees that the Collection Fees will be added to the unpaid balance of the loan.


CONVERTIBLE:            At the sole discretion of Lender, this Loan can be
                        converted into equity or towards the exercise of an option or warrant in Borrower within ten (10) days advance written notice by Lender to Borrower. Said conversion amount will be based upon the Loan Amount plus all accrued interest as outlined herein and an agreed upon conversion price at the time of conversion.


ACCEPTANCE OF LOAN AGREEMENT:


BORROWER:


/s/ Chris Kern, President
-------------------------


LENDER:

/s/ Chris Kern, President
-------------------------

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